UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2020 (October 15, 2020)

BLGI, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55880	46-2500923
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

207 W. Division Street, Suite 137 Chicago, Illinois	60622
(Address of principal executive offices)	(Zip Code)

                              (773) 683-1671

Registrant’s telephone number, including area code

                              Black Cactus Global, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.03. Amendments to the Articles of Incorporation or Bylaws.

As previously disclosed on a Definitive Information Statement filed by BLGI, Inc., a Florida corporation (the “Company”), with the Securities and Exchange Commission on August 28, 2020, on August 14, 2020, the Company received a written consent in lieu of a meeting of the stockholders, as permitted by the Company’s Bylaws, as may be amended, and applicable Florida law, pursuant to which a majority holder of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), authorized the filing of an Amended and Restated Articles of Incorporation of the Company (the “Amended and Restated Articles”) in order to:

•	Effect a reverse stock split of all of the Company’s outstanding shares of Common Stock, by a ratio of one-for twenty (the “Reverse Stock Split”);

•	Reduce the number of shares of Common Stock that the Company was authorized to issue from 490,000,000 shares to 200,000,000 shares (the “Authorized Share Reduction”);

•	Change the name of the Company to BLGI, Inc. (the “Name Change”); and

•

Terminate the designation of 10,000 shares of Series A Preferred Stock, none of which were issued and outstanding, and amend the authorization to issue 10,000,000 shares of Preferred Stock, par value $0.0001 per share, to provide for 10,000,000 shares of “blank check” preferred stock, par value $0.0001 per share (the “Blank Check Preferred Authorization,” and with the Reverse Stock Split, the Authorized Share Reduction and the Name Change, the “Amendments”).

On August 14, 2020, the board of directors of the Company approved the Amendments.

The Amended and Restated Articles were filed effective October 8, 2020 with the Florida Department of State, Division of Corporations. The Florida Department of State, Division of Corporations provided confirmation of the filing of the Amended and Restated Articles on October 15, 2020, which is the date that the Company first received notice of such filing. The Common Stock is expected to begin trading on a post-Reverse Stock Split basis on the Pink Open Market on October 16, 2020. A copy of the Amended and Restated Articles is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Our transfer agent, vStock Transfer, is acting as exchange agent for the Reverse Stock Split.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Articles of Incorporation of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLGI, INC.

Date: October 15, 2020	By:	/s/ Lawrence P. Cummins
	Name:	Lawrence P. Cummins
	Title:	Chief Executive Officer